UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Reporting Period: 10-31-09

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ A. Bradley Gabbard	11/24/09
Signature of Authorized Individual*	Date

A. Bradley Gabbard	VP – Special Projects
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR-1

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
(See attached schedules)
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$ (See attached schedules)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

MOR-1: Schedule A-1

Cash Flow Projection:	September ‘09 Projected	October ‘09 Projected	Inception to Date Budget	September ‘09 Actual	October ‘09 Actual	Inception to Date Actual

Revenues:
Revenue Receivable Collections	1,319,865	1,249,865	2,569,730	1,253,577	1,294,677	2,548,254
Other	―	―	―	―	―	―
Net Proceeds--Greenfield Facility	(59,500)	160,366	100,866	69,017	(270,385)	(201,368)
Total Cash Collections	1,260,365	1,410,231	2,670,596	1,322,594	1,024,292	2,346,886

Cost of Sales:
Natural Gas Purchases	528,030	718,876	1,246,906	645,000	697,408	1,342,408
Freight/Transportation	228,500	228,500	457,000	160,514	313,448	473,962
Other	17,000	17,000	34,000	―	―	―
Total Cost of Sales	773,530	964,376	1,737,906	805,514	1,010,856	1,816,370
Gross Margin Collected	486,835	445,855	932,690	517,080	13,436	530,516

Operating Expenses:
Payroll and other Compensation	185,000	175,000	360,000	165,008	181,496	346,504
All Other Operating Expenses	226,317	226,317	452,634	274,758	230,318	505,076
	411,317	401,317	812,634	439,766	411,814	851,580

Cash Flow From Operations	75,518	44,538	120,056	77,314	(398,378)	(321,064)

Debt Service Expense:
Greenfield Interest Factor	(16,641)	(17,818)	(34,459)	(19,605)	(14,510)	(34,115)
Other Greenfield Administration	(3,335)	(3,333)	(6,668)	(3,335)	(3,333)	(6,668)
Total Debt Service Expense	(19,976)	(21,151)	(41,127)	(22,940)	(17,843)	(40,783)

Chapter 11 Expenses:
El Paso (Critical Vendor Payment)	(25,000)	(25,000)	(50,000)	―	(50,000)	(50,000)
Debtors' Counsel (Fox Rothschild) Fees/Costs	―	(75,000)	(75,000)	―	―	―
Debtors' Financial Advisor (NHB) Fees/Costs	―	(20,000)	(20,000)	―	―	―
US Trustee Fees	―	(1,500)	(1,500)	―	(6,500)	(6,500)
Creditors Committee Professional Fees/Costs	―	―	―	―		―
Noticing Claims/agent's fees/notices	―	(19,500)	(19,500)	―	(11,625)	(11,625)
DIP Financing Legal Fees	―	(30,000)	(30,000)	―	(12,440)	(12,440)
Other Expenses	―	―	―	―		―
Total Chapter 11 Expenses	(25,000)	(171,000)	(196,000)	―	(80,565)	(80,565)

Other Cash Flow Items:
Capital Expenses/Changes in WC, Other	204,197	―	204,197	51,679	122,915	174,594
Total Other	204,197	―	204,197	51,679	122,915	174,594

Net Cash Flow	234,739	(147,613)	87,126	106,053	(373,871)	(267,818)

Cash Balance at End of Period	499,182	351,569	351,569	581,391	207,520	207,520

MOR-1: Schedule A-2

Projected Cash Flow--Chapter 11 Operations
November 24, 2009
	September ‘09 Actual	October ‘09 Actual
Accounts Receivables Analysis:
Balance at Beginning of Period	998,877	1,118,738
Collections	(1,148,599)	(1,148,599)
Billings	1,268,460	1,268,460
Balance at End of Period	1,118,738	1,238,599
Greenfield debt as % of Receivables	60.00%	32.36%

Greenfield Debt Schedule
Balance at Beginning of Period	579,280	671,237
Advances	1,168,853	854,121
Interest and Account Fees	22,940	17,843
Legal Fees (admin expense)	―	12,440
Repayments	(1,099,836)	(1,154,789)
Balance at End of Period	671,237	400,852

Average Debt Balance	625,259	536,045
Interest Factor Earned (28%)	14,589	12,508
Assumed Interest Rate Factor	28.00%	28.00%
Amortization of Upfront Greenfield Fee	3,333	3,333

Analysis of Actual Other Operating Expenses:
Analysis of Other Changes to Cash Balances
Transfers from FC Stone Acct	150,000
Transfers to FC Stone Acct	(40,000)
Misc Collections, Bank Fees and Other	12,915
122,915

Analysis of Accounts Receivable Collections:
Applied LNG Collections--Greenfield	1,148,599
Applied LNG Collections--Direct Deposits	―
Total Applied Collections	1,148,599
Fleet Star Collections	146,078
Total Accounts Receivable Collections	1,294,677

Analysis of Disbursements:
Applied LNG
Freight	313,448
Gas Purchases-Conoco	690,000
Gas Purchases-Pioneer	7,408
El Paso Payments--Critical Vendor	50,000
Logan & Company--administrative expenses	11,625
US Trustee payments	6,500
All Other Applied Expenses	190,326
Payroll	181,496
ATM Debit Charges	21,357
Disbursements For purposes of Trustee Fee Calculation	1,472,160
Transfer to ALT-FC Stone Trust account	40,000
Transfer to PNG	50,000
Total October Disbursements	1,562,160
Fleet Star Checks	13,348
Arizona LNG Checks	5,287
Disbursements through Greenfield Loan Account	30,283
Total October Disbursements for Trustee Fee Calculations	1,521,078

MOR-1a

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

MOR-1b

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
Greenfield Cr.	9/09	12,440	Applied LNG	N/A	10/1/09	12,440		12,440

Logan & Co.	10/09	11,625	“ ”	N/A	10/23/09	11,625		11,625

U.S. Trustee	9/09		“ ”	1982	10/22/09	4,875		4,875
“ ”	9/09		“ ”	1983	10/22/09	325		325
“ ”	9/09		“ ”	1984	10/22/09	325		325
“ ”	9/09		“ ”	1985	10/22/09	325		325
“ ”	9/09		“ ”	1986	10/22/09	325		325
“ ”	9/09		“ ”	1987	10/22/09	325		325

MOR-2

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance	(See attachment)
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-2 CONT’D

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

STATEMENT OF OPERATIONS – continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-2: Schedule A

PNG Ventures Inc
Income Statement
Confidential - Unaudited
October 31, 2009

	Applied LNG Technologies	New Earth LNG	Earth Leasing	Fleet Star	Arizona LNG	Structure Change Entity	Elimination	Consolidation	PNG	Final Consolidation
	OCT09	OCT09		OCT09	OCT09				OCT09	OCT09
Revenue
601010 - Rev - Fuel Sales - B100 (Nonblend)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601020 - Rev - Fuel Sales - Diesel	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601030 - Rev - Fuel Sales - Ethanol	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601040 - Rev - Fuel Sales - Other	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601050 - Rev - Petro Fee Income	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601060 - Rev - Store Income	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601070 - Rev - Misc. Income	22,640.55	0.00	0.00	0.00	0.00		0.00	22,640.55	0.00	22,640.55
601080 - Rev - Freight Income	229,295.75	0.00	0.00	0.00	0.00		0.00	229,295.75	0.00	229,295.75
601090 - Rev - Fuel Tax	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601100 - Rev - Royalties - Wrking Intrst	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601110 - Rev - Allowed Acct - Contra	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601120 - Rev - Terms Acct - Contra	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601130 - Rev - Finance Charge Acct	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601140 - Rev -Federal Tax Subsidy	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601150- Rev -Federal Tax Subsidy	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601160 - Rev - LNG Fuel	1,138,944.38	0.00	0.00	22,577.59	528,923.34		-528,923.34	1,161,521.97	0.00	1,161,521.97
601180 - Equity Earnings	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601190 - Rev -Leased Equipment	18,650.00	0.00	0.00	0.00	0.00		0.00	18,650.00	0.00	18,650.00
601210 - Rev - Maintenance & Service Revenue	14,000.00	0.00	0.00	0.00	10,000.00		-10,000.00	14,000.00	0.00	14,000.00
601220 - Alt Fuel Eq Lease - Storage	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601230 - Alt Fuel Eq Lease - Fuel Disp	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601240 - Rev - MORT	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601250 - Rev - FET Credit	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601260 - Rev - Trip/Hourly Charge	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
601270 - Rev - CNG Sales	0.00	0.00	0.00	67,508.59	0.00		0.00	67,508.59	0.00	67,508.59
Total Revenue	1,423,530.68	0.00	0.00	90,086.18	538,923.34	0.00	-538,923.34	1,513,616.86	0.00	1,513,616.86

Cost of Goods Sold
701010 - COS - Fuel -B100	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701010 - COS - B100 Adjust to Phys to Act.	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701020 - COS - Fuel - Diesel	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701030 - COS - FUEL - Ethanol	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701040 - COS - Petro Fee	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701050 - COS - Store Exp	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701060 - COS- Chemicals	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701070 - COS - Menathol	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701080 - COS - Fuel Add.	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701090 - COS - Freight Exp	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701100 - COS - Terminal Fees	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701110 - COS - Fuel Tax	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701120 - COS - Feed Stock	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701130 - COS - Corn Stock	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701140 - COS - Geophysical/Logical	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701150 - COS - Depletion	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701160 - COS - Misc expense	10,000.00	0.00	0.00	0.00	0.00		-10,000.00	0.00	0.00	0.00
701170 - COS - Fuel	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701180 - Cost of Service	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701190 - COS - PM Fuel - B100	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701200 - COS - Freight Exp	269,512.63	0.00	0.00	0.00	0.00		0.00	269,512.63	0.00	269,512.63
701210 - COS - Taxes and Fees	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701220 - COS - Trading Expense	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701230 - COS - Vegetable Oil	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701240 - COS - LNG	524,623.98	0.00	0.00	70,925.10	0.00		-528,923.34	66,625.74	0.00	66,625.74
701250 - COS - LNG Prod Loss	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701260 - COS - LNG Variance	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701270 - COS - FRT Mexico	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701280 - COS - Special Projects	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701290 - COS - Leased Equip	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701300 - COS - Terminal Fee	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701310 - COS - Methanol	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701320 - COS - Sodium Methoxyde	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701330 - COS - Soybean Oil	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701340 - COS - Needle Mt Cover	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701350 - COS - CNG Purchases	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701360 - COS - Gas Hedge	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701370 - COS - Feedstock Gas Imbalance	0.00	0.00	0.00	0.00	11,353.11		0.00	11,353.11	0.00	11,353.11
701380 - COS - Inventory Adjustment	0.00	0.00	0.00	0.00	-4,738.65		0.00	-4,738.65	0.00	-4,738.65
701390 - COS - Feed Gas - Fees	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701400 - COS - Feed Gas - Commodity	0.00	0.00	0.00	0.00	754,715.99		0.00	754,715.99	0.00	754,715.99
701410 - COS - Plant OH	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
701420 - COS - Feed Gas - Transport	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
Total Cost of Goods Sold	804,136.61	0.00	0.00	70,925.10	761,330.45	0.00	-538,923.34	1,097,468.82	0.00	1,097,468.82

Gross Profit	619,394.07	0.00	0.00	19,161.08	-222,407.11	0.00	0.00	416,148.04	0.00	416,148.04

General and Administrative Expense

Employee Compensation
Payroll
801010 - Pyrll Exp - Salaries - Office	34,432.55	59,066.09	0.00	0.00	24,339.13		0.00	117,837.77	0.00	117,837.77
801020 - Pyrll Exp - Salaries - NonOffice	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801030 - Pyrll Exp - Hourly	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801040 - Pyrll Exp - Commissions	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801050 - Pyrll Exp - Bonuses	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801060 - Pyrll Exp - Contract Labor	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801070 - Pyrll Exp - Share Based	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801130 - Pyrll Exp - Misc Pyrll	562.62	194.16	0.00	0.00	171.66		0.00	928.44	0.00	928.44
801140 - Pyrll Directors Compensation	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
Total Payroll	34,995.17	59,260.25	0.00	0.00	24,510.79	0.00	0.00	118,766.21	0.00	118,766.21

Payroll Taxes
801080 - Pyrll Exp - Fed Taxes Soc Sec	5,428.54	6,913.22	0.00	0.00	4,390.44		0.00	16,732.20	0.00	16,732.20
801090 - Pyrll Exp - Fed Taxes - Medcre	1,269.62	2,492.58	0.00	0.00	1,026.78		0.00	4,788.98	0.00	4,788.98
801100 - Pyrll Exp - Fed Taxes - Unemp	2.88	3.38	0.00	0.00	0.00		0.00	6.26	0.00	6.26
801110 - Pyrll Exp - St Taxes - Unemp	6.84	92.42	0.00	0.00	0.00		0.00	99.26	0.00	99.26
801120 - Pyrll Exp - St Taxes - wages	2,033.93	1,010.00	0.00	0.00	2,030.79		0.00	5,074.72	0.00	5,074.72
801150 - Pyrll Exp Taxes - Other	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
801160 - Pyrll Exp Taxes - Fed Wages	6,170.93	21,341.31	0.00	0.00	6,328.11		0.00	33,840.35	0.00	33,840.35
Total Payroll Taxes	14,912.74	31,852.91	0.00	0.00	13,776.12	0.00	0.00	60,541.77	0.00	60,541.77

Total Employee Compensation	49,907.91	91,113.16	0.00	0.00	38,286.91	0.00	0.00	179,307.98	0.00	179,307.98

741070 - Lease Exp	0.00	0.00	0.00	0.00	8,202.00	0.00	0.00	8,202.00	0.00	8,202.00
751010 - Depr Exp - Op Equipment	1,090.36	0.00	0.00	195.48	207,199.75	0.00	0.00	208,485.59	0.00	208,485.59
761010 - Depletion	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
771010 - Amortization	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Office Expense
811010 - Office Exp - Off Rent	3,697.32	0.00	0.00	0.00	0.00	0.00	0.00	3,697.32	0.00	3,697.32
811020 - Office Exp - Equip Rent	973.75	0.00	0.00	0.00	0.00		0.00	973.75	0.00	973.75
811030 - Office Exp - Tel & Fax	2,125.74	0.00	0.00	0.00	0.00		0.00	2,125.74	0.00	2,125.74
811040 - Office Exp - Utilities	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
811050 - Office Exp - Document Svs	0.00	0.00	0.00	2,473.30	0.00		0.00	2,473.30	0.00	2,473.30
811060 - Office Exp - Cmptr & Soft Sup	3,256.08	0.00	0.00	0.00	0.00		0.00	3,256.08	0.00	3,256.08
811070 - Office Exp - Off Supp	189.97	0.00	0.00	0.00	0.00		0.00	189.97	0.00	189.97
811080 - Office Exp - Other Off Exp	10,118.19	0.00	0.00	0.00	292.50		0.00	10,410.69	0.00	10,410.69
811090 - Office Exp - Postage & Ship	475.52	0.00	0.00	0.00	0.00		0.00	475.52	0.00	475.52
811100 - Office Exp - Print & Repro	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
811200 - Office Exp - IT Services	9,537.57	0.00	0.00	0.00	0.00		0.00	9,537.57	0.00	9,537.57
Total Office Expense	30,374.14	0.00	0.00	2,473.30	292.50	0.00	0.00	33,139.94	0.00	33,139.94

Insurance Expense
721010 - Insur Exp - Auto	933.00	0.00	0.00	0.00	0.00	0.00	0.00	933.00	0.00	933.00
721020 - Insur Exp - Medical	17,642.84	0.00	0.00	0.00	0.00		0.00	17,642.84	0.00	17,642.84
721030 - Insur Exp - Dental	1,281.00	0.00	0.00	0.00	0.00		0.00	1,281.00	0.00	1,281.00
721040 - Insur Exp - Wrkrs Comp	412.14	0.00	0.00	0.00	0.00		0.00	412.14	0.00	412.14
721050 - Insur Exp - Other	20,833.33	0.00	0.00	0.00	0.00		0.00	20,833.33	0.00	20,833.33
721060 - Insur Exp - Bldg	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
721070 - Insur Exp - Surety Bond	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
721080 - Insur Exp - General Liab	24,543.42	0.00	0.00	2,226.10	0.00	0.00	0.00	26,769.52	0.00	26,769.52
	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Insurance Expense	65,645.73	0.00	0.00	2,226.10	0.00	0.00	0.00	67,871.83	0.00	67,871.83

Professional Fees
731010 - Prof Fees Exp - Legal	5,110.50	0.00	0.00	0.00	0.00		0.00	5,110.50	0.00	5,110.50
731020 - Prof Fees Exp - Acctg	3,474.32	0.00	0.00	0.00	0.00		0.00	3,474.32	0.00	3,474.32
731030 - Prof Fees Exp - Acq & Startup	50.00	0.00	0.00	0.00	0.00		0.00	50.00	0.00	50.00
731040 - Prof Fees Exp - Investor Rel	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
731050 - Prof Fees Exp - Consult-Cap Rais	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
731060 - Consulting Fee - Other	18,220.46	0.00	0.00	0.00	0.00	0.00	0.00	18,220.46	0.00	18,220.46
731070 - Prof Fees Exp - Consult-Bus Plan	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
731080 - Attorney Fees	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
731090 - Consult - Lobbying Expense	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Professional Fees	26,855.28	0.00	0.00	0.00	0.00	0.00	0.00	26,855.28	0.00	26,855.28

Repairs and Maintenance
741010 - Rep & Maint - Fuel Tstng Exp	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741020 - Rep & Maint - Bldg	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741030 - Rep & Maint - Equip	61,079.98	0.00	0.00	305.08	0.00		0.00	61,385.06	0.00	61,385.06
741040 - Rep & Maint - Autos	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741050 - Rep & Maint - Other	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741060 - Plant Ops Exp	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Repairs and Maintenance	61,079.98	0.00	0.00	305.08	0.00	0.00	0.00	61,385.06	0.00	61,385.06

Plant/Field Operations
741080 - Equipment Rent	2,286.88	0.00	0.00	0.00	0.00	0.00	0.00	2,286.88	0.00	2,286.88
741090 - Equipment Rent - Transp Equip	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741100 - Operating Supply Exp	72.31	0.00	0.00	0.00	0.00	0.00	0.00	72.31	0.00	72.31
741110 - Op Supply Exp - Tools, Equip	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741120 - Facility Rent	7,500.00	0.00	0.00	0.00	0.00	0.00	0.00	7,500.00	0.00	7,500.00
741130 - Plant Operation Services	15,488.65	0.00	0.00	0.00	6,532.20	0.00	0.00	22,020.85	0.00	22,020.85
741140 - Field Operations Exp	14,480.47	0.00	0.00	0.00	0.00	0.00	0.00	14,480.47	0.00	14,480.47
741150 - Occupancy Expense	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741160 - Other Empl Related Svs	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741170 - Environmental Testing	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741180 - Consumable Refrigerant	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
741190 - Alloc LNG Production OH	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Plant/Field Operations	39,828.31	0.00	0.00	0.00	6,532.20	0.00	0.00	46,360.51	0.00	46,360.51

Travel & Entertainment
781010 - Trvl and Ent - Air	8,042.22	0.00	0.00	0.00	0.00		0.00	8,042.22	0.00	8,042.22
781020 - Trvl and Ent - Hotel	9,223.04	0.00	0.00	0.00	0.00		0.00	9,223.04	0.00	9,223.04
781030 - Trvl and Ent - Meals & Enter	4,065.46	0.00	0.00	0.00	0.00		0.00	4,065.46	0.00	4,065.46
781040 - Trvl and Ent - Transportation	11,997.96	0.00	0.00	0.00	0.00		0.00	11,997.96	0.00	11,997.96
781050 - Trvl and Ent - Aviation	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
781060 - Trvl and Ent - Misc.	21.00	0.00	0.00	0.00	0.00	0.00	0.00	21.00	0.00	21.00
781070 - Trvl and Ent - Relocation	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Travel & Entertainment	33,349.68	0.00	0.00	0.00	0.00	0.00	0.00	33,349.68	0.00	33,349.68

Misc Taxes
791010 - Misc Taxes - Prop Tax	5,243.94	0.00	0.00	0.00	25,500.67		0.00	30,744.61	0.00	30,744.61
791020 - Misc Taxes - Sales Tax	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
791030 - Misc Taxes - Fuel Tax	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
791040 - Misc Taxes - Other Taxes	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
Total Misc Taxes	5,243.94	0.00	0.00	0.00	25,500.67	0.00	0.00	30,744.61	0.00	30,744.61

Marketing Expense	0.00	0.00		0.00	0.00				0.00
821010 - Mkting Exp - Advertising	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
821020 - Mkting Exp - Promotions	600.18	0.00	0.00	0.00	0.00		0.00	600.18	0.00	600.18
821030 - Mkting Exp - Trade Exp	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
821040 - Mkting Exp - Research	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
821050 - Mkting Exp - Commissions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Marketing Expense	600.18	0.00	0.00	0.00	0.00	0.00	0.00	600.18	0.00	600.18

Other General Expenses
831010 - Othr Gen & Admn - Bad Debt Exp	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831020 - Othr Gen & Admn - Bank Ser Chrg	395.00	0.00	0.00	0.00	0.00		0.00	395.00	0.00	395.00
831030 - Othr Gen & Admn - Late Fees	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
831040 - Othr Gen & Admn - Confer & Semin	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
831050 - Othr Gen & Admn - Dues and Subscr	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
831060 - Othr Gen & Admn - Lic, fees, perm	461.90	0.00	0.00	0.00	0.00		0.00	461.90	0.00	461.90
831070 - Othr Gen & Admn - Charitable Cntr	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
831080 - Othr Gen & Admn - Security	460.63	0.00	0.00	0.00	0.00		0.00	460.63	0.00	460.63
831090 - Othr Gen & Admn - Director Fees	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
831110 - Othr Gen & Admn - Relo Exp	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
831120 - Othr Gen & Admn - Miscellaneous	1,333.55	0.00	0.00	0.00	0.00		0.00	1,333.55	0.00	1,333.55
831130 - Othr Gen & Admn - Payroll Svs	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831140 - Othr Gen & Admn - Recrtng/Excec S	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831160 - Othr Gen & Admn - Trading Expense	466.50	0.00	0.00	0.00	0.00	0.00	0.00	466.50	0.00	466.50
831170 - Othr Gen & Admn - Contract Labor	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831180 - Othr Gen & Admn - Training Expense	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831190 - Othr Gen & Admn - Admin Fees	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831200 - Othr Gen & Admn - Sm Bal Write off	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831210 - Othr Gen & Admn - Othr Gn Alloc Chge Out	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831220 - Othr Gen & Admn - Medical Expense	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
831230 - Othr Gen & Admn - Franchise Fees	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Other General Expenses	3,117.58	0.00	0.00	0.00	0.00	0.00	0.00	3,117.58	0.00	3,117.58

Total General and Administrative Expense	317,093.09	91,113.16	0.00	5,199.96	286,014.03	0.00	0.00	699,420.24	0.00	699,420.24

Other Income/Expense	0.00	0.00		0.00	0.00				0.00
601170 - Rev - Interest Income - Nonaffil	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601200 - Rev - Interest Income - Affil	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851010 - Oth Inc./Loss - Interest Income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851020 - Oth Inc./Loss - Eqty in Earns- JV	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851030 - Oth Inc./Loss - Gain/Loss-Derivat	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851040 - Oth Inc./Loss - Gain/Loss-Mkt Sec	75,107.00	0.00	0.00	0.00	0.00	0.00	0.00	75,107.00	0.00	75,107.00
851050 - Oth Inc./Loss - Gn/Ls Sale-Asset	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851060 - Oth Inc./Loss - Other Expense	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851070 - Oth Inc./Loss - Gn/Ls - Othr Incme	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851080 - Oth Inc./Loss - Gn/Ls-Commod	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
851090 - LNG Contract Value Adj (AzLNG)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
841010 - Interest Exp - Nots Payable int	-30,283.39	0.00	0.00	0.00	0.00		0.00	-30,283.39	0.00	-30,283.39
841020 - Interest Exp - Disc Amortiz.	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
841030 - Interest Exp - Fees Amort.	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
841040 - Interest Expense - Nonaffil	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
841050 - Interest Expense	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
881010 - Restructuring Cost	-20,981.72	0.00	0.00	0.00	0.00	0.00	0.00	-20,981.72	0.00	-20,981.72
881020 - Eq in Investee Earn - Affil	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
891010 - Discounts Taken	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
999900 - Error Account	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
861010 - Current Income Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
871010 - Deferred Income Tax Payable	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Other Income (Expense)	23,841.89	0.00	0.00	0.00	0.00	0.00	0.00	23,841.89	0.00	23,841.89

Shares issued for compensation
Shares issued for services
Interest Expense
Interest and Share based expense

Pre-Tax Income (Loss)	326,142.87	-91,113.16	0.00	13,961.12	-508,421.14	0.00	0.00	-259,430.31	0.00	-259,430.31

% of Revenue	436%	0%	―	645%	-106%	―	―	-583%	―	-583%

Net Income (Loss)	326,142.87	-91,113.16	0.00	13,961.12	-508,421.14	0.00	0.00	-259,430.31	0.00	-259,430.31

EBITDA	362,760.56	-91,113.16		14,156.60	-275,720.72			10,083.28	0.00	10,083.28

MOR-3

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment	(See attachment)
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-3 CONT’D

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

BALANCE SHEET – continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

MOR-3: Schedule A

PNG Ventures Inc.
Balance Sheet
Confidential - Unaudited
October 31, 2009

	New Earth LNG	Earth Leasing	Applied LNG Tech	Arizona LNG	Fleet Star Inc	Elimination	PNG Ventures	PNG Consolidation	PNG Temp Consol	Elimination/ Reclasses	PNG Consolidation
											Oct 09
CURRENT ASSETS
Cash - Checking/Savings
101010 - Cash - Checking	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101011 - Cash - Checking Amarillo St	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101012 - Cash - CHASE Checking	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101013 - Cash - PlainsCapital DIP	0.00		0.00	30,187.28	0.00		26,682.41	56,869.69	0.00		56,869.69
101014 - Cash - CHASE Chckng	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101015 - Cash - PlainsCapital Chckng	0.00		121,698.55	0.00	28,952.00		0.00	150,650.55	0.00		150,650.55
101030 - Cash - Fuel	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101040 - Cash - DDrive	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101050 - Cash - Payroll	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101060 - Cash - Cert of Deposits	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101080 - Cash - ALT Lockbox	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101090 - Cash - Checking Bank of TX	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
101100 - Cash - Medley Escrow Account	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Cash /Savings	0.00	0.00	121,698.55	30,187.28	28,952.00	0.00	26,682.41	207,520.24	0.00	0.00	207,520.24

Marketable Securities
121010 - Invest in Mkt Sec - Cash	0.00		179,742.08	0.00	0.00		0.00	179,742.08	0.00		179,742.08
121020 - Man Financial-Futures Trading	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
121030 - Stock Trading Account - Chase B - CORP	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
121040 - Allow for Unrea Gains/Losses	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
121050 - Stock Held on Site	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
121060 - Future Trading Account - SW Sec	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
121070 - Landmark Bank	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
121080 - Newbridge Securities Corp	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Marketable Securities	0.00	0.00	179,742.08	0.00	0.00	0.00	0.00	179,742.08	0.00		179,742.08

Total Cash and Cash Equivalents	0.00	0.00	301,440.63	30,187.28	28,952.00	0.00	26,682.41	387,262.32	0.00	0.00	387,262.32

Accounts Receivables
111010 - A/R - Trade	0.00		1,355,651.93	0.00	153,631.03		0.00	1,509,282.96	0.00		1,509,282.96
111030 - A/R - Fuel	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111040 - A/R - Employees	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111050 - A/R - Other	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111060 - A/R - Allow doubtful accts	0.00		-9.17	0.00	-15,664.94		0.00	-15,674.11	0.00		-15,674.11
111070 - A/R - Interest Acruals	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111080 - A/R - Overage/Shortage	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111090 - A/R - 8849 Fuel Tax Credit	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111100 - A/R - FET Credit Receivable	0.00		0.00	0.00	129,172.62		0.00	129,172.62	0.00		129,172.62
111110 - A/R - Affiliates	0.00		3,772,239.39	18,776,081.78	0.00	-20,634,773.32	0.00	1,913,547.85	-1,913,547.85		0.00
111120 - Cover Cost Receivable - EPFS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
111130 - Gas Imbalance Receivable	0.00		0.00	6,948.66	0.00		0.00	6,948.66	0.00		6,948.66
	0.00		0.00	0.00	0.00		0.00
Total Accounts Receivable	0.00		5,127,882.15	18,783,030.44	267,138.71	-20,634,773.32	0.00	3,543,277.98	-1,913,547.85	0.00	1,629,730.13

Advance to Related Party
191010 - Adv to Rel Prties - Blue Wless	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
191020 - Adv to Rel Parties - Mac Ptners	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
191030 - Adv to Rel Parties - Meridian, MS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
191040 - Adv to Rel Parties - SMS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
191050 - Adv to Rel Parties - DGMAC	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
191060 - Adv to Rel Parties - Apollo Drllng	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Advance to Related Party	0.00		0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00

Inventory
131010 - Inventory - B100 Fuel Tanks	0.00		0.00	0.00	0.00		0.00
131020 - Inventory - Misc	0.00		31,396.87	0.00	0.00		0.00	31,396.87	0.00		31,396.87
131030 - Inventory - Receipts Clring Acct	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131040 - Inventory - Transfer Clring Acct	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131050 - Inventory - Cost Variance	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131060 - Inventory - Freight Variance	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131070 - Inventory - Qnty Variance	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131080 - Inventory - G/L Acct for Cap Ovrhd	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131090 - Inventory - Diesel Fuel Tanks	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131100 - Inventory - Diesel Fuel Tanks	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131110 - Inventory - SMS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131111 - Inventory - WIP B100	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131120 - Inventory - Menthanol	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131130 - Inventory - Sodium Methylate	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131140 - Inventory - Soy Bean Oil	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131150 - Inventory - WIP B100	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131160 - Inventory - WIP - General	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131170 - Inventory - LNG Trailers	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131180 - Inventory - LNG Equipment	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131190 - Inventory - Valu Reserv - LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131200 - Inventory - PM Fuels A Tanks	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131210 - Inventory - PM Fuels E Tanks	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131220 - Inventory - Methanol	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
131230 - Inventory - LNG Storage Tanks	0.00		0.00	21,626.90	0.00		0.00	21,626.90	0.00		21,626.90
Total Inventory	0.00	0.00	31,396.87	21,626.90	0.00	0.00	0.00	53,023.77	0.00		53,023.77

Prepaid Expense
161010 - Prepaids - Professional Fees	0.00		3,500.00	0.00	0.00		0.00	3,500.00	0.00		3,500.00
161020 - Prepaids - Insurance	0.00		360,103.88	0.00	20,035.02		0.00	380,138.90	0.00		380,138.90
161030 - Prepaids - Other	0.00		1,286,233.61	32,319.50	0.00		0.00	1,318,553.11	0.00	-1,193,528.78	125,024.33
161040 - Prepaids - Other	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
161050 - Prepaids - Feedstock	0.00		0.00	133,858.82	0.00		0.00	133,858.82	0.00		133,858.82
161060 - Prepaids - Loan Interest	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Prepaid Expense	0.00		1,649,837.49	166,178.32	20,035.02	0.00	0.00	1,836,050.83	0.00		642,522.05

TOTAL CURRENT ASSETS	0.00	0.00	7,110,557.14	19,001,022.94	316,125.73	-20,634,773.32	26,682.41	5,819,614.90	-1,913,547.85		2,712,538.27

OTHER ASSETS

141010 - Other Assets - Derivatives	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
151010 - Current Tax Assets	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00

Investments	0.00		0.00	0.00	0.00
181010 - Investments - Vertex	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181020 - Investments - Trkrs Corn	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181030 - Investments - NC	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181040 - Investments - Skinzwraps	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181050 - Investments - East Shelf	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181060 - Investments - Blue Wless	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181070 - Investments - New Orlean	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181080 - Investments - SMS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181090 - Investments - Moses Lake	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181100 - Investments - Savmore	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181110 - Investments - BioDiesel Ven	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
181120 - Investments in Affiliates	0.00		-51,263.69	0.00	0.00		0.00	-51,263.69	51,263.69		0.00
181130 - Investment - Mid Coast Gas LP	0.00		34,399.00	0.00	0.00		0.00	34,399.00	-34,399.00		0.00
Total Investments	0.00		-16,864.69	0.00	0.00	0.00	0.00	-16,864.69	16,864.69		0.00

Notes Receivables
201010 - Notes Rec Rel Party - Blue Wless	0.00		0.00	0.00	0.00		0.00
201020 - Notes Rec Rel Party - Trckers Cor	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201030 - Notes Rec Rel Party - MAC Prtnrs	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201040- Notes Rec Rel Party - Apollo	0.00		0.00	1,939,095.97	0.00		0.00	1,939,095.97	-1,939,095.97		0.00
201050 - Notes Rec Rel Party - Albermarie	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201060 - Notes Rec Rel Party - Affiliates - Nonc	0.00		1,205,638.87	0.00	0.00	-1,205,638.87	0.00	0.00	0.00		0.00
201070 - Notes Rec Rel Party - ADFI - Noncrrnt	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201080 - Notes Rec Rel Party - Other	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201090 - Notes Rec Rel Party - Other - Noncrrnt	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201100 -N/R - DFI Group-NC	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201110 - Notes Rec Rel Party - Apollo Drilling	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201120 - N/R - Airo Note Receiv	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201130 - N/R - SMS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
201130 - N/R - Robert F. Bickle	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Notes Receivables	0.00		1,205,638.87	1,939,095.97	0.00	-1,205,638.87	0.00	1,939,095.97	-1,939,095.97		0.00

Fixed Assets
171010 - Fixed Asset - Leasehold Impr	0.00		5,250.00	0.00	0.00		0.00	5,250.00	0.00		5,250.00
171020 - Fixed Asset - Land	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171030 - Fixed Asset - Bldg	0.00		0.00	5,250.00	0.00		0.00	5,250.00	422,500.00		427,750.00
171040 - Fixed Assets - Plant Equip	0.00		0.00	1,260,045.98	0.00		0.00	1,260,045.98	33,577,499.97		34,837,545.95
171050 - Fixed Assets - Autos	0.00		0.00	27,400.00	25,507.62		0.00	52,907.62	-52,907.62		0.00
171060 - Fixed Assets - FF&E	5,613.52		795,361.12	87,412.59	0.00		0.00	888,387.23	-883,590.39		4,796.84
171070 - Fixed Assets - Software	0.00		0.00	1,909.00	0.00		0.00	1,909.00	-1,909.00		0.00
171080 - Fixed Assets - Fuel Tanker	0.00		0.00	2,415,500.00	0.00		0.00	2,415,500.00	0.00		2,415,500.00
171090 - Fixed Assets - Airplane	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171100 - Fixed Assets - Capital Lease	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171110 - Fixed Assets - Office Equipment	0.00		22,753.13	5,380.00	0.00		0.00	28,133.13	0.00		28,133.13
171111 - Fixed Assets - Const. in Progress	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171200 - Depletion - Reserves	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171250 - Fixed Assets - Const. in Progress	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171260 - Fixed Assets - LNG Trailers	0.00		11,700.00	0.00	139,040.61		0.00	150,740.61	-139,040.61		11,700.00
171270 - Fixed Assets - Equip - Stations	0.00		7,678,132.08	0.00	54,545.45		0.00	7,732,677.53	-7,732,677.53		0.00
171280 - Fixed Assets - Equip - Other	0.00		1,768,557.98	6,700.00	23,457.22		0.00	1,798,715.20	-1,768,557.95		30,157.25
171290 - Fixed Assets - Other	0.00		13,195.60	0.00	0.00		0.00	13,195.60	-7,184.97		6,010.63
171310 - Fixed Asset - Equipment - Needle Mt	0.00		14,660.00	8,040,479.02	0.00		0.00	8,055,139.02	-8,055,139.02		0.00
171340 - Fixed Asset - Lnd - Dura Ethnl Plt	0.00		0.00	13,420.00	0.00		0.00	13,420.00			13,420.00
171350 - Fixed Asset - Lnd - Greenville, MS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171360 - Fixed Asset - Lnd - Amer Erth Bldg	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Fixed Assets	5,613.52		10,309,609.91	11,863,496.59	242,550.90	0.00	0.00	22,421,270.92	15,358,992.88		37,780,263.80

Accumulated Depreciation
171120 - Accum Depr - Bldg	0.00		0.00	-51,789.80	0.00		0.00	-51,789.80	0.00		-51,789.80
171130 - Accum Depr - FF&E	-1,591.35		-645,657.32	-96,306.92	0.00		0.00	-743,555.59	743,555.59		0.00
171140 - Accum Depr - Lease Improv	0.00		-175.00	0.00	0.00		0.00	-175.00	0.00		-175.00
171150 - Accum Depr - Fuel Tanker	0.00		0.00	-53,200.20	0.00		0.00	-53,200.20	0.00		-53,200.20
171160 - Accum Depr - Airplane	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171170 - Accum Depr - Cap Leases	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171180 - Accum Depr - Office Equip	0.00		-8,201.03	-597.80	0.00		0.00	-8,798.83	0.00		-8,798.83
171190 - Accum Amortiz - Cap Leases	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171210 - Accum Depre - Software	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171220 - Accum Depre - Autos	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171230 - Accum Depre - Misc	0.00		-195.00	-279.50	0.00		0.00	-474.50	0.00		-474.50
171240 - Accum Depre - BIO Plant	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
171300 - Accum Depr - Equip	0.00		-7,860,546.87	-1,530,983.74	-1,368.36		0.00	-9,392,898.97	9,391,530.61		-1,368.36
171320 - Accum Depr - Stations	0.00		0.00	-3,036,853.15	-54,805.11		0.00	-3,091,658.26	54,805.11		-3,036,853.15
171330 - Accum Depr - Stations-New	0.00		0.00	0.00	-164,288.57		0.00	-164,288.57	164,288.57		0.00
Total Accumulated Depreciation	-1,591.35		-8,514,775.22	-4,770,011.11	-220,462.04	0.00	0.00	-13,506,839.72	10,354,179.88		-3,152,659.84

Total Net Fixed Assets	4,022.17		1,794,834.69	7,093,485.48	22,088.86	0.00	0.00	8,914,431.20	25,713,172.76		34,627,603.96

221010 - Deferred Expenses - Loan Fees	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
261010 - Loan Costs	0.00		1,436,706.33	4,348.05	0.00		0.00	1,441,054.38	-1,441,054.38		0.00
									0.00
Deferred Compensation	0.00		0.00	0.00	0.00		0.00
221020 - Deferred Expenses - Prof. Fee	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
221030 - Deferred Expenses - Comp Cost	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Deferred Compensation	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00

Deposits
101070 - Cash - Petty Cash	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211010 - Deposits - Suppliers	0.00		225,000.00	0.00	0.00		0.00	225,000.00	0.00		225,000.00
211020 - Deposits - Others	0.00		25,640.59	0.00	0.00		0.00	25,640.59	0.00		25,640.59
211030· Capnet Advisors	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211040 - Tatum Partners	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211050 - Wick Phillips	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211060- Petty Cash	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211070 - Travel Advance	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211080 - Deposit D Drive	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211090 - Grenada Truck Stop	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
211100 - Deposit LOC - Earth LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Deposits	0.00		250,640.59	0.00	0.00	0.00	0.00	250,640.59	0.00		250,640.59

Goodwill
241010 - Goodwill	36,159,508.14		0.00	0.00	0.00		0.00	36,159,508.14	-35,533,258.14	-626,250.00	0.00
241020 - Amortization of Goodwill	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Goodwill	36,159,508.14	0.00	0.00	0.00	0.00	0.00	0.00	36,159,508.14	-35,533,258.14	-626,250.00	0.00

251010 - Other LT Assets	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00

Intercompany Rececivables
111020 - Intercompany To/From	533,209.12	70,000.00	73,477,405.11	1,014,816.41	2,096,864.00	-51,904,242.80	200,000.00	25,488,485.74	-25,287,485.74	-201,000.00	0.00
112010 - A/R - Interco - ALT LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112020 - A/R - Interco - APOLLO DRILLING	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112030 - A/R - Interco - APOLLO NAT GAS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112040 - A/R - Interco - APOLLO RESRCES	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112050 - A/R - Interco - BLUE WRLSS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112060 - A/R - Interco - DGMAC	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112070 - A/R - Interco - EBOF	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112080 - A/R - Interco - ERTH LEASING	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112090 - A/R - Interco - ERTH LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112100 - A/R - Interco - FS LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112110 - A/R - Interco - MAC PARTNERS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
112120 - A/R - Interco - MT STATES	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Intercompany Receivables	533,209.12	70,000.00	73,477,405.11	1,014,816.41	2,096,864.00	-51,904,242.80	200,000.00	25,488,485.74	-25,287,485.74	-201,000.00	0.00

Total Non-Current Assets	36,696,739.43	70,000.00	78,148,360.90	10,051,745.91	2,118,952.86	-53,109,881.67	200,000.00	74,176,351.33	-38,470,856.78	-827,250.00	34,878,244.55

TOTAL ASSETS	36,696,739.43	70,000.00	85,258,918.04	29,052,768.85	2,435,078.59	-73,744,654.99	226,682.41	79,995,966.23	-40,384,404.63	-827,250.00	37,590,782.82

LIABILITIES
Current Liabilities
Accounts Payable
301010 - A/P - Trade	0.00		1,436,269.32	199,348.93	26,206.79		0.00	1,661,825.04	0.00		1,661,825.04
301020 - A/P - Employees	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
301040 - A/P - Other	0.00		25,000.00	0.00	0.00		8,563.00	33,563.00	0.00		33,563.00
301050 - A/P - Dividends	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
301060 - A/P - Vendor Discnt Taken	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
301070 - A/P - Affiliates	0.00		18,771,612.73	50,000.00	1,788,160.59	-20,559,773.32	0.00	50,000.00	-50,000.00		0.00
421090 - Notes Payable - Billy Mickel	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Accounts Payable	0.00		20,232,882.05	249,348.93	1,814,367.38	-20,559,773.32	8,563.00	1,745,388.04	-50,000.00		1,695,388.04

Intercompany - Accounts Payable
301030 - A/P - Intercompany	3,901,368.57		8,603,485.43	45,227,263.40	618,538.86	-51,904,242.80	308,100.00	6,754,513.46	-6,553,513.46	-201,000.00	0.00
302010 - A/P - Interco - ALT LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302020 - A/P - Interco - APOLLO DRILLING	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302030 - A/P - Interco - APOLLO NAT GAS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302040 - A/P - Interco - APOLLO RESRCES	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302050 - A/P - Interco - BLUE WRLSS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302060 - A/P - Interco - DGMAC	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302070 - A/P - Interco - EBOF	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302080 - A/P - Interco - ERTH LEASING	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302090 - A/P - Interco - ERTH LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302100 - A/P - Interco - FS LNG	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302110 - A/P - Interco - MAC PARTNERS	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
302120 - A/P - Interco - MT STATES	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Intercompany - Accounts Payable	3,901,368.57		8,603,485.43	45,227,263.40	618,538.86	-51,904,242.80	308,100.00	6,754,513.46	-6,553,513.46	-201,000.00	0.00

Accruals
311080 - Accrued Exp - Leases	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
321010 - Accrued Interest - Conv. Debt	10,080.00		0.00	0.00	0.00		0.00	10,080.00	0.00		10,080.00
321020 - Accrued Interest - Disc Amortiz	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
321030 - Accrued Interest	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
321040 - Accrued Interest - Other	798.00		1,371,016.06	57,358.08	0.00		3,883.42	1,433,055.56	0.00	-234,638.19	1,198,417.37
Total Accruals	10,878.00		1,371,016.06	57,358.08	0.00	0.00	3,883.42	1,443,135.56	0.00		1,208,497.37

Payroll Liabilities
311010 - Accrued Exp - Payroll	0.00		0.00	0.00	0.00		0.00
311020 - Accrued Exp - Pyrll Fed Payroll Taxes	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311030 - Accrued Exp - Pyrll State Payroll Taxes	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311040 - Accrued Exp - Pyrll Unemp Taxes	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311050 - Accrued Exp - Pyrll Bonuses	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311060 - Accrued Exp - Pyrll Profess Fees	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311090 - Accrued Exp - Pyrll Commissions	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311100 - Accrued Exp - Pyrll Fed Umemp Taxes	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311110 - Accrued Exp - Pyrll Emp Insur	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311120 - Accrued Exp - Pyrll Soc. Sec.	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311130 - Accrued Exp - Pyrll Medicare	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311140 - Accrued Exp - Pyrll Wage Garnish	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
311150 - Accrued Exp - Pyrll Other	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Payroll Liabilities	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00

Taxes Payable
311070 - Accrued Exp - Fuel Taxes	0.00		0.00	0.00	0.00		0.00
481010 - Excise Tax - Diesel	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481020 - Excise Tax - B100	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481030 - Excise Tax - TX State Diesel	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481040 - Excise Tax - Lousianna B100 Tax	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481050 - Sales Tax - Lous. Inspect Fee	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481060 - Sales Tax - Oil Spill Tax	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481080 - Sales Tax - Calif ST, LO & DIST	0.00		632,225.76	0.00	24,446.09		0.00	656,671.85	0.00		656,671.85
481100 - CNG FET Tax Liab	0.00		0.00	0.00	4,717.16		0.00	4,717.16	0.00		4,717.16
481110 - CNG SET Tax Liab - LCNG	0.00		0.00	0.00	2,354.09		0.00	2,354.09	0.00		2,354.09
481120 - FET Tax Liab - FLS LNG Sales	0.00		0.00	0.00	6,163.85		0.00	6,163.85	0.00		6,163.85
481130 - SET Tax Liab - FLS LNG Sales	0.00		0.00	0.00	1,520.78		0.00	1,520.78	0.00		1,520.78
481140 - SST Tax Liab - FLS LNG Sales	0.00		0.00	0.00	2,647.11		0.00	2,647.11	0.00		2,647.11
481150 - Oklahoma Excise Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
481160 - Underground Storage Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361010 - Current Taxes Payable	0.00		1,818,068.00	0.00	0.00		0.00	1,818,068.00	-1,818,068.00		0.00
361020 - Prop Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361030 - Sales Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361040 - Tax - Other	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361050 - State Sales Tax/Calif	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361060 - CA Excise Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361070 - Federal Excise Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
361080 - NV Excise Tax Payable	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Fuel Taxes Payable	0.00		2,450,293.76	0.00	41,849.08	0.00	0.00	2,492,142.84	-1,818,068.00		674,074.84

311160 - Accrued Expenses	0.00		175,762.05	16,531.80	52,669.20		0.00	244,963.05			244,963.05
311170 - Accrued Expenses -SMS	0.00		0.00	0.00	0.00		0.00	0.00			0.00
Advance from Related Party
371010 - Adv from Rel. Prties - Apollo	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
371020 - Adv from Rel Prties - Earth LNG	75,000.00		0.00	0.00	0.00	-75,000.00	0.00	0.00	0.00		0.00
371030 - Adv from Rel. Prties - DGMAC, LLC	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
371040 - Adv from Rel. Prties - EBI Texas	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
371050 - Adv from Rel. Prties - Other	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Advance from Related Party	75,000.00		0.00	0.00	0.00	-75,000.00	0.00	0.00	0.00		0.00

441010 - Other Dbt/Contingencies	0.00		1,227,972.00	0.00	0.00		626,250.00	1,854,222.00	-1,227,972.00	-626,250.00	0.00
441020 - Debt Discount	0.00		-8,880.96	0.00	0.00		2,867.75	-6,013.21	-156,157.00		-162,170.21
451010 - Deferred Revenues	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
461010 - Deferred Taxes	15,792,344.30		0.00	0.00	0.00		0.00	15,792,344.30	-15,792,344.30		0.00
471010 - Minority Interest	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Current Liabilities	19,779,590.87	0.00	34,052,530.39	45,550,502.21	2,527,424.52	-72,539,016.12	949,664.17	30,320,696.04	-25,598,054.76	-827,250.00	3,660,753.09

Long-Term Liabilities

Notes Payable
421010 - N/P - Castlerigg	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421020 - N/P - Evolution	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421030 - N/P - Capital Ventures	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421040 - N/P Sandell Convertible	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421050 - N/P - Cornell Cap Ptnrs	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421060 - N/P - Prtside Gr&Op Fund	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421070 - N/P - Coral Energy	0.00		0.00	1,696,480.05	0.00		0.00	1,696,480.05	0.00		1,696,480.05
421080 - N/P - El Paso Nat Gas	0.00		0.00	847,881.54	0.00		0.00	847,881.54	0.00		847,881.54
421100 - N/P - Excalibur Lmted Prntshp	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421110 - N/P - Whlhvn Cptl Fnd LTD	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421120 - N/P - Fin Inst - Curr	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421130 - N/P- Fin Inst - L/T	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421140 - N/P - FCC AR Revolver	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421150 - N/P - FCC Term Note	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421160 - N/P - Affiliates - Curr	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421170 - N/P - Affiliates - L/T	0.00		0.00	1,205,638.87	0.00	-1,205,638.87	0.00	0.00	0.00		0.00
421180 - N/P - Other	0.00		101,500.00	0.00	0.00		59,785.72	161,285.72	845,555.00		1,006,840.72
421190 - LNG Contract Obligation	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421200 - N/P - Sandell	0.00		3,438,235.00	0.00	0.00		0.00	3,438,235.00	0.00		3,438,235.00
421210 - N/P - Apollo	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
421220 - N/P - Greenfield AR Revolver	0.00		400,851.89	0.00	0.00		0.00	400,851.89	0.00		400,851.89
421230 - N/P - Medley Term Note	0.00		36,363,458.33	0.00	0.00		0.00	36,363,458.33	0.00	-1,288,890.72	35,074,567.61
421240 - N/P - Black Forest	63,000.00		0.00	0.00	0.00		0.00	63,000.00	0.00		63,000.00
Total Notes Payable	63,000.00		40,304,045.22	3,750,000.46	0.00	-1,205,638.87	59,785.72	42,971,192.53	845,555.00	-1,288,890.72	42,527,856.81

231010 - Deferred Tax Assets	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
331010 - Curr Portn of LT Dbt	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
341010 - Lines of Credit	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
351010 - Derivative Liability	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
431010 - Capital Leases	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Liabilities	19,842,590.87	0.00	74,356,575.61	49,300,502.67	2,527,424.52	-73,744,654.99	1,009,449.89	73,291,888.57	-24,752,499.76	-2,116,140.72	46,188,609.90

STOCKHOLDERS' EQUITY

Earnings Current Period	-797,432.35	0.00	-357,621.93	-4,307,173.73	35,342.52		-68,780.37	-5,495,665.86		330,000.13	-5,165,665.73

Capital Stock
501010 - Stck Equit - Pref. Stock (PAR)	-4,075,715.00		0.00	0.00	0.00		0.00	-4,075,715.00	4,075,715.00		0.00
501020 - Stck Equit - Common Stock (PAR)	0.00		0.00	0.00	0.00		-1,313.57	-1,313.57	11,398.00		10,084.43
501030 - Stck Equit - Add'l Paid in Capit.	27,765,618.98		-5,244,285.83	23,227,861.54	10,000.00		-522,722.86	45,237,101.29	-45,241,016.84		-3,915.55
501040 - Stck Equit - Warrants	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
501050 - Stck Equit - Restricted Stk	0.00		0.00	0.00	0.00		0.00	0.00			0.00
501060 - Stck Equit - Othr Compr. Inc/Loss	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
501070 - Stck Equit - Ret. Earnings CURR	-6,038,323.07	70,000.00	16,504,250.19	-35,668,421.63	-137,688.45		-189,950.68	-25,460,329.20	22,021,998.97		-3,438,330.23
501080 - Stck Equit - Ret. Earnings PRIOR	0.00		0.00	0.00	0.00		0.00	0.00			0.00
501090 - Unrealized Gain (Loss)	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
501100 - Partnership Capital - Affil	0.00		0.00	-3,500,000.00	0.00		0.00	-3,500,000.00	3,500,000.00		0.00
501110 - Capital Stock	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
501120 - Par Value	0.00		0.00	0.00	0.00		0.00	0.00	0.00		0.00
Total Capital Stock	17,651,580.91	70,000.00	11,259,964.36	-15,940,560.09	-127,688.45	0.00	-713,987.11	12,199,743.52	-15,631,904.87	0.00	-3,432,161.35

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	36,696,739.43	70,000.00	85,258,918.04	29,052,768.85	2,435,078.59	-73,744,654.99	226,682.41	79,995,966.23	-40,384,404.63	-1,786,140.59	37,590,782.82

Balance Check	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	958,890.59	0.00

MOR-4

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: 10-31-09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment	(See MOR 4- Schedule A)
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable	(See MOR 4- Schedule B)
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-4: Schedule A

Applied LNG--Tax Payments for October 2009

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	6170.93	6170.93	0
FICA - Employee	0	3349.08	3349.08	0
FICA - Employer	0	3349.08	3349.08	0
Unemployment	0	2.88	2.88	0
Income	0	0	0	0
Other:	0	0	0	0
Total Federal Taxes	0	12871.97	12871.97	0
State and Local
Withholding	0	2033.93	2033.93	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	6.84	6.84	0
Real Property	0	421.2	421.2	0
Personal Property	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	2461.97	2461.97	0
Total Taxes	0	15333.94	15333.94	0

New Earth LNG--Tax Payments for October 2009

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	21341.31	21341.31	0
FICA - Employee	0	4702.9	4702.9	0
FICA - Employer	0	4702.9	4702.9	0
Unemployment	0	3.38	3.38	0
Income	0	0	0	0
Other:	0	0	0	0
Total Federal Taxes	0	30750.49	30750.49	0
State and Local
Withholding	0	1010	1010	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	92.42	92.42	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	1102.42	1102.42	0
Total Taxes	0	31852.91	31852.91	0

Arizona LNG--Tax Payments for October 2009

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	6328.11	6328.11	0
FICA - Employee	0	2708.61	2708.61	0
FICA - Employer	0	2708.61	2708.61	0
Unemployment	0	0	0	0
Income	0	0	0	0
Other:	0	0	0	0
Total Federal Taxes	0	11745.33	11745.33	0
State and Local
Withholding	0	2030.79	2030.79	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	0	0	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	2030.79	2030.79	0
Total Taxes	0	13776.12	13776.12	0

** All tax liabilities are paid via payroll service. Amounts were paid by wire transfer on 10/8 and 10/22/09

MOR-4: Schedule B

PNG Ventures, Inc.	New Earth LNG	Applied LNG Technologies	Arizona LNG	Fleet Star Inc	PNG Ventures Inc	PNG Consol Adj
October 31, 2009
Analysis of Debts--Pre-petition and Post-petition by Subsidiary:

Total BS Liabilities--Net of Intercompany Eliminations	73,878	43,935,437	2,817,600	120,725	75,100	689,398

Pre-Petition Accounts Payable & Other Payables
Applied LNG Trade Accounts Payable		1,085,548
Arizona LNG Trade Accounts Payable			133,565	—
Black Forest Note Payable	63,000
Castlerigg Convertible Note Payable		3,438,235
Medley Secured Term Note		36,363,458
Shell/Coral Energy Note Payable			1,696,480
El Paso Trade Payable			847,882
Recorded Discounts on Notes Payable		(8,881)	—		2,868	(156,157)
EBOF Note Payable		—			59,786	—
Other		25,000		15,834	8,563	—
Accrued Interest	10,878	1,371,016	57,358		3,883	—
Accrual for Settlement of Kelley party litigation		101,500				845,555
Total Pre-Petition Claims	73,878	42,375,876	2,735,285	15,834	75,100	689,398

Pre-Petition Priority Claims:
Sales taxes payable, including penalty & interest		632,226		41,849
Sales taxes payable, including penalty & interest			—	25,377
Property Taxes Payable			16,532	11,458
Total Pre-Petition Priority Claims	—	632,226	16,532	78,684	—	—

Post-Petition Debts:
Applied LNG Trade Accounts Payable		350,721
Arizona LNG Trade Accounts Payable			65,784
Fleet star Trade Accounts Payable				26207
Greenfield Revolving Credit Note Payable		400,852
Sales Taxes
Sales Taxes
Property Taxes Payable				0
Accrual for debtors legal counsel fees		90,000
Accrual for debtors financial advisory fees		25,000
Accrual for debtors auditors fees		15,000
Accrual for debtors court/trustee fees		—
Other		45,762	—	—	—	—
Total Post-Petition Debts	—	927,335	65,784	26,207	—	—
Grand Total Liabilities	73,878	43,935,437	2,817,600	120,725	75,100	689,398

Aging of Post Petition Debts:
Applied LNG:	Current	0-30	61-90	>90	Total
Applied LNG Trade Accounts Payable	350,337	(456)	(1,001)	1,841	350,721	Sch I
Greenfield Revolving Credit Note Payable	400,852				400,852
Sales Taxes					—
Property Taxes Payable					—
Accrual for debtors legal counsel fees	90,000				90,000
Accrual for debtors financial advisory fees	25,000				25,000
Accrual for debtors auditors fees	15,000				15,000
Accrual for debtors court/trustee fees	—				—
Other	45,762				45,762
Total Payables	926,951	(456)	(1,001)	1,841	927,335

Arizona LNG:
Trade Payables	65,784				65,784	Sch II
Other	—				—
Total Payables	65,784	—	—	—	65,784

Fleet star, Inc:
Trade Payables	26,207				26,207	Sch III
Sales Taxes	—				—
Total Payables	26,207	—	—	—	26,207

MOR-5

In re PNG Ventures, Inc., et al.
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X